                                                                    Exhibit 10.2

      THE SYMBOL '***' IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT THE PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                SECOND AMENDMENT
                                ----------------
                                TO LOAN DOCUMENTS
                                -----------------


      THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into as of May 24, 2001 among PF.NET CORP. (the "Borrower"), VELOCITA CORP. (successor by name change to PF.Net Holdings, Limited, the "Parent") and the Subsidiaries of the Borrower (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrower, individually a "Loan Party" and collectively the "Loan Parties"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent") for the lenders party to the Credit Agreement defined below (the "Lenders"), the Lenders and STATE STREET BANK AND TRUST COMPANY, as Corporate Trustee and PATRICK THEBADO, as Individual Trustee for the Secured Parties pursuant to the Trust Agreement defined below (the "Trustees"). Capitalized terms used herein and not otherwise defined herein have the respective meanings given to them in the Credit Agreement (as hereinafter defined) and that certain Trust Agreement, dated as of October 29, 1999, among the Borrower and the Trustees (the "Trust Agreement").

                                    RECITALS
                                    --------

      WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 29, 1999 (as amended, modified, supplemented or restated to date, the "Credit Agreement");

      WHEREAS, in connection with the Credit Agreement, the parties hereto have entered into various Loan Documents; and

      WHEREAS, the parties to each of the Loan Documents set forth on SCHEDULE 1 attached hereto have agreed to amend each such Loan Document on the terms and subject to the conditions contained in this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.    AMENDMENTS TO LOAN DOCUMENTS

      1.1 Each of the Loan Documents set forth on SCHEDULE 1 attached hereto are hereby amended in their entirety to read in the form of such Loan Documents attached to this Amendment. The modifications to such Loan Documents shall be effective as of the Second Amendment Effective Date and shall apply from such date (and not retroactively) unless otherwise specifically set forth in such Loan Documents.

      1.2 Each of the parties hereto acknowledges and agrees that each of Cisco Systems Capital Corporation, a Nevada corporation ("CSCC"), and Koch Telecom Ventures, Inc., a Delaware corporation ("Koch Telecom"), is hereby added as a "Lender" under the Loan Documents and shall have the rights and obligations of a "Lender" under the Loan Documents.

II.   CONDITIONS PRECEDENT

      2.1 The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner reasonably acceptable to the Administrative Agent:

            (a) The Administrative Agent shall have received copies of this Amendment duly executed by the Loan Parties, the Trustees, the Administrative Agent, CSCC, Koch Telecom and the Required Lenders.

            (b) The Administrative Agent shall have received promissory notes duly executed by the Borrower in favor of Cisco Systems Capital Corporation and Koch Telecom Ventures, Inc.

            (c) The Administrative Agent shall have received a favorable written opinion (addressed to or for the benefit of the Lenders, dated the Second Amendment Effective Date and addressing such matters relating to the Loan Parties and the Loan Documents as the Administrative Agent shall reasonably request) of each of (i) Latham & Watkins, counsel for the Loan Parties and (ii) Swidler Berlin Shereff Friedman, LLP, special communications counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.

            (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of this Amendment and the other Loan Documents, the incurrence of the Tranche A-3 Loans, the granting of Liens and security interests pursuant to the Security Documents and any other legal matters relating to the Loan Parties and the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

            (e) The Administrative Agent, CSCC and First Union shall have received payment of all fees and other amounts due and payable to them under the Credit Agreement, under the Fee Letter or under the Tranche A-3 Fee Letter, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under any other Loan Document, and the Administrative Agent shall have received, for the account of each Lender which executes this Amendment and returns its executed signature page to the Administrative Agent by fax to 704-331-1159 no later than 5:00 p.m. (Eastern Time) on May 24, 2001 (time being of the essence), a consent fee equal to *** of the aggregate funded and unfunded Commitments under the Credit Agreement (without giving effect to this Amendment) held by such Lender on May 24, 2001.

            (f) The Administrative Agent shall have received such Security Agreements (in substantially the form of Exhibit A hereto) duly executed by the Special Purpose Subsidiaries as may be required by the Administrative Agent, together with Uniform Commercial Code financing statements and other instruments and documents requested by the Administrative Agent to perfect security interests granted pursuant to such Security Agreements and the other Security Documents.

            (g) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 of the Credit Agreement is in effect and that the Administrative Agent and the Collateral Trustee have been named as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower constituting the Collateral.

            (h) The Lenders shall have received updated copies as of the Second Amendment Effective Date of Schedules 3.05, 3.14 and 3.15 to the Credit Agreement.

            (i) The Administrative Agent shall have received evidence satisfactory to it that the Securities Account Control Agreements required by the Security Documents reasonably satisfactory to the Administrative Agent have been executed and delivered by the Borrower and its Subsidiaries.

            (j) The Administrative Agent shall have received an executed copy of all Collateral Access Agreements required by Section 5.14(b) of the Credit Agreement and a certificate of a duly authorized officer certifying that the Collateral Access Agreements required by Section 5.14(c) of the Credit Agreement have been distributed to the Persons referred to in such Section.

            (k) The Borrower shall have delivered to the Administrative Agent a certificate of a duly authorized officer certifying that, concurrently with the effectiveness of this Amendment, the Parent will receive $200,000,000 of cash pursuant to the Cisco Subscription Agreement and will contribute the proceeds thereof, net of fees and expenses and net of cash used to repay the principal of and interest on that certain Nonnegotiable Subordinated Note dated October 29, 1999 made by the Parent in favor of Koch Telecom in the original principal amount of $10,000,000 to the Borrower.

            (l) PF.Net Corp. and Cisco Systems shall have executed and delivered the Cisco Supply Agreement and all conditions precedent to the effectiveness of the Cisco

      Supply Agreement shall have been satisfied including delivery to Cisco Systems of UCC-1 financing statements naming PF.Net Supply Corp. as debtor, to be filed in any state or local jurisdiction as deemed reasonably necessary by Cisco Systems to perfect a purchase money security interest on Cisco Products which have been shipped for delivery but for which payment has not been delivered pursuant to the Cisco Supply Agreement.

            (m) The Lenders shall have received (i) a copy of the AT&T Agreement as in effect on the Second Amendment Effective Date, (ii) the Business Plan in effect as of the Second Amendment Effective Date, (iii) evidence reasonably satisfactory to the Administrative Agent that, the Tranche A-3 Loan to be made by Koch Telecom will be funded concurrently with the effectiveness of this Amendment, and the Nonnegotiable Subordinated Note dated October 29, 1999 made by the Parent in favor of Koch Telecom will be paid in full.

            (n) The Administrative Agent shall have received a certificate of the Borrower dated as of the Second Amendment Effective Date attaching a copy of the Cisco Subscription Agreement and all agreements and other documents delivered in connection therewith, and certifying, as to each such agreement and document, that (i) such copy is true and correct, (ii) the conditions precedent to the effectiveness of the Cisco Subscription Agreement have been either satisfied or waived in accordance with the provisions thereof and (iii) in the case of any such agreement, such agreement is in full force and effect.

            (o) The Administrative Agent shall have received a certificate of the Borrower to the effect that, as of the Second Amendment Effective Date, no Event of Default with respect to the AT&T Agreement under Section 7.01(p) of the Credit Agreement has occurred and is continuing.

            (p) The Borrower shall have executed and delivered the Side Letter as referenced in Section 6.04 of the Credit Agreement, as amended hereby.

            (q) The Administrative Agent and the Borrower shall have established a deposit account in the name of the Borrower, but under the sole dominion and control of CSCC, to serve as the Tranche A-3 Account with the Administrative Agent as referenced in Section 2.03 of the Credit Agreement, as amended hereby.

            (r) The Borrower and CSCC shall have executed the CSCC Borrowing Procedures Letter.

            (s) The Borrower shall deliver to the Administrative Agent such other closing documentation as the Administrative Agent may reasonably request.

            (t) All other documents and legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel.

III.  MISCELLANEOUS

      3.1   Each of the Loan Parties represents and warrants as follows:

            (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

            (b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

            (d) The representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all respects (or, in the case of any representation or warranty that is not qualified as to materiality, in all material respects). No unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement as amended by this Amendment.

      3.2 Each Loan Party hereby ratifies the Loan Document(s) to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Loan Document(s) (as amended hereby) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations under such Loan Document(s).

      3.3 The parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

      3.4 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      3.5 Except as amended hereby, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

      3.6 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

      3.7 Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      3.8 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The provisions of the Credit Agreement regarding jurisdiction, venue, service of process and waiver of jury trial are hereby incorporated by reference, MUTATIS MUTANDIS.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

BORROWER:               PF.NET CORP.
--------


                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

PARENT:                 VELOCITA CORP. (SUCCESSOR BY NAME CHANGE TO PF.NET
------                  HOLDINGS, LIMITED)

                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

GUARANTORS:             PF.NET SUPPLY CORP.
----------
                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

                        PF.NET CONSTRUCTION CORP.

                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

                        PF.NET NETWORK SERVICES CORP.

                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

                        PF.NET PROPERTY CORP.

                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

                        PF.NET VIRGINIA, LLC

                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

                        PF.NET VIRGINIA CORP.

                        By: /s/ David L. Taylor
                           ---------------------------------
                        Name:   David L. Taylor
                        Title:  CFO

TRUSTEES:               STATE STREET BANK AND TRUST COMPANY,
--------                not individually but solely as Corporate Trustee


                        By: /s/ Patrick E. Thebado
                           ---------------------------------
                        Name:   Patrick E. Thebado
                        Title:  Vice President



                        /s/ Patrick Thebado
                        ---------------------------------------------
                        PATRICK THEBADO, as Individual Trustee

STATE STREET BANK AND TRUST COMPANY

STATE OF MASSACHUSETTS  )
                        ):ss:
COUNTY OF SUFFOLK       )

      On the 22nd day of May, 2001, before me personally came Patrick E. Thebado, to me personally known and known to me to be the person described in and who executed the foregoing instrument as Vice President of State Street Bank and Trust Company, a Massachusetts trust company, by me duly sworn, did depose and say that he/she resides in Boston, MA; that he/she is Vice President of State Street Bank and Trust Company; that he/she knows the seal of said entity, if any; that the seal affixed to said instrument, if any, is such seal; that said instrument was signed and sealed on behalf of said entity in accordance with its by-laws; that he/she signed his/her name thereto by like order; and that he/she acknowledged said instrument to be the free act and deed of said entity.

[NOTARIAL SEAL]

                                /s/ Beverly Ann Burack
                                ----------------------
                                    Beverly Ann Burack
                                    Notary Public
                                    My Commission Expires April 16, 2004

INDIVIDUAL TRUSTEE

STATE OF MASSACHUSETTS  )
                        ):ss:
COUNTY OF SUFFOLK       )


      On the 22nd day of May, 2001, before me personally came Patrick E. Thebado, to me personally known who, being by me duly sworn, did depose and say that he resides in Boston, MA; and that said instrument is his free act and deed.

[NOTARIAL SEAL]

                                /s/ Beverly Ann Burack
                                ----------------------
                                    Beverly Ann Burack
                                    Notary Public
                                    My Commission Expires April 16, 2004

ADMINISTRATIVE
--------------
AGENT AND
---------
LENDERS:                FIRST UNION NATIONAL BANK,
-------                 individually in its capacity as a Lender
                        and in its capacity as Administrative Agent


                        By: /s/ Franklin M. Wessinger
                           ---------------------------------
                        Name:   Franklin M. Wessinger
                        Title:  Senior Vice President


                            [signature pages continue]

                        CISCO SYSTEMS CAPITAL CORPORATION

                        By: /s/ Brian P. Fukuhara
                           ---------------------------------
                        Name:   Brian P. Fukuhara
                        Title:  Chief Credit Officer


                            [signature pages continue]

                           KOCH TELECOM VENTURES, INC.

                        By: /s/ David Duncan
                           ---------------------------------
                        Name:   David Duncan
                        Title:  Vice President, Koch Telecom Ventures, Inc.


                            [signature pages continue]

                        BANK OF AMERICA, N.A.

                        By: /s/ Richard M. Peck
                           ---------------------------------
                        Name:   Richard M. Peck
                        Title:  Vice President


                            [signature pages continue]

                        ABN AMRO BANK N.V.

                        By: /s/ Thomas Rogers
                           ---------------------------------
                        Name:   Thomas Rogers
                        Title:  Group Vice President


                            [signature pages continue]

                        BANKERS TRUST COMPANY

                        By: /s/ Anca Trifan
                           ---------------------------------
                        Name:   Anca Trifan
                        Title:  Director


                            [signature pages continue]

                        CREDIT LYONNAIS NEW YORK BRANCH

                        By: /s/ Patrick McCarthy
                           ---------------------------------
                        Name:   Patrick McCarthy
                        Title:


                            [signature pages continue]

                        WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                        NEW YORK BRANCH

                        By: /s/ Cyril Derveloy
                           ---------------------------------
                        Name:   Cyril Derveloy
                        Title:  Associate Director


                            [signature pages continue]

                        IBM CREDIT CORPORATION

                        By: /s/ Thomas S. Curcio
                           ---------------------------------
                        Name:   Thomas S. Curcio
                        Title:  Manager of Credit

                                  SCHEDULE 1 TO
                                  -------------
                                SECOND AMENDMENT
                                ----------------
                                TO LOAN DOCUMENTS
                                -----------------

      (a)   Credit Agreement;

      (b)   Guaranty and Subordination Agreement

      (c)   Security Agreement (Borrower)

      (d)   Security Agreement (Subsidiary - PF.Net Supply Corp.)

      (e)   Security Agreement (Subsidiary - PF.Net Construction Corp.)